Exhibit 99.1   Draft Stock Order Form




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STOCK ORDER FORM                                                                                  Annapolis National Bancorp, Inc.
                                                                                     (Holding Company for Annapolis National Bank)

Note: Please read the Stock Order Form Guide and Instructions on the back of this form before completion.
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Deadline: The Offering ends at 5:00 p.m. Maryland Time, September 19, 1997. Your Stock Order Form properly executed and with the correct payment, must be received at the address on the bottom of this form by this deadline, or it will be considered void.

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Number of Shares
   (1) Number of Shares                      Price Per Share                           (2) Total Amount Due
--------------------------                                                          --------------------------
|                        |            x           $6.00                  =          |                        |
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The minimum number of shares that may be subscribed for is 200. The maximum amount any person may purchase is 5% of the total number of shares sold in the Offering.
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Method of Payment                                                 Purchaser Information
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(3) | | Enclosed is a check, bank draft or money order payable    (5) | | Check here if you are a director, officer or employee of
        to First National Bank of Maryland, as Escrow Agent for           Annapolis National Bank or a member of such person's
        Annapolis National Bancorp, Inc. of $________________.            immediate family.

(4) | | I authorize Annapolis National Bank to make withdrawals   (6) | | If purchasing through a broker/dealer, please list the
        from my Annapolis National certificate or savings                 name, address and phone number below:
        account(s) shown below, and understand that the amounts
        will not otherwise be available for withdrawal:

           Account Number(s)                    Amount(s)
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                                                                   Name
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                                                                   Street Address
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                                                                   City
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                                                                   State
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                                                                   Zip Code
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                                                                   Phone Number
                      Total Withdrawal  ---------------------     ----------------------------------------------------------------

There is no penalty for early withdrawals used for this payment.

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Stock Registration
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(7) Form of stock ownership

      | | Individual           | | Uniform Transfer to Minors                | | Partnership

      | | Joint Tenants        | | Uniform Gift to Minors                    | | Individual Retirement Account

      | | Tenants in Common    | | Corporation                               | | Fiduciary/Trust (Under Agreement Dated _________)

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      Name                                                                   Social Security or Tax I.D.
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      Name                                                                   Daytime Telephone
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      Street Address                                                         Evening Telephone
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      City                     State              Zip Code                   County of Residence
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NASD Affiliation (This section only applies to those individuals who meet the delineated criteria)

| | Check here if you are a member of the National Association of Securities Dealers, Inc. ("NASD"), a person associated with an
NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation With Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD affiliation box: (1) not to sell, transfer or hypothecate the shares subscribed for herein for a period of three months following the issuance and (2) to report this subscription in writing to the applicable NASD member within one day of the payment therefor.
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Acknowledgment  By signing below, I acknowledge receipt of the Prospectus dated August xx, 1997 and that I have reviewed all provisions therein. I understand that I may not change or revoke my order once it is received by Annapolis National Bancorp, Inc.
Under penalties of perjury, I further certify that: (1) the social security number or taxpayer identification number given above is correct; and (2) I am not subject to backup withholding. You must cross out this item, (2) above, if you have been notified by the
Internal Revenue Service that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. By signing below, I also acknowledge that I have not waived any rights under the Securities Act of 1933 and the Securities
Exchange Act of 1934.
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Signature  THIS FORM MUST BE SIGNED AND DATED. THIS ORDER IS NOT VALID IF THE STOCK ORDER FORM IS NOT SIGNED. YOUR ORDER WILL BE
FILED IN ACCORDANCE WITH THE PROVISIONS OF THE PROSPECTUS. When purchasing as a custodian, corporate officer, etc., include your full title. An additional signature is required only if payment is by withdrawal from an account that requires more than one signature to withdraw funds. If you need help completing this Form, you may call the Stock Information Center at (410) 224-9715.

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Signature            Title (if applicable)          Date            Signature            Title (if applicable)          Date

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THE SHARE OF COMMON STOCK OFFERED HEREBY ARE NOT DEPOSIT ACCOUNTS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE BANK INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY.
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               Date Rec'd __________    Order __________    Batch # __________                    Stock Information Center
OFFICE USE     Check #    __________    Category _______                                   180 Admiral Cochrane Drive, Suite 300
               Amount     __________    Initial  _______                                         Annapolis, Maryland 21401
                                                                                                        (410) 224-9715

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Stock Ownership Guide
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Instructions: See your legal advisor if you are unsure about the correct registration of your stock.

Individual - The shares are to be registered in an individual's name only. You may not list beneficiaries for this ownership.

Joint Tenants - Joint tenants with right of survivorship identifies two or more owners. When shares are held by joint tenants with rights of survivorship, ownership automatically passes to the surviving joint tenant(s) upon the death of any joint tenant. You may not list beneficiaries for this ownership.

Tenants in Common - Tenants in common may also identify two or more owners. When shares are held by tenants in common, upon the death of one co-tenant, ownership of the shares will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common. You may not list beneficiaries for this ownership.

Individual Retirement Account - Individual Retirement Account ("IRA") holders may make share purchases from their deposits through a pre-arranged "trustee-to-trustee" transfer. Shares may only be held in a self-directed IRA. Annapolis National Bank does not offer a self-directed IRA. Please contact the Stock Information Center if you have any questions about your IRA account. There will be no early withdrawal or IRS penalties incurred in these transactions.

Uniform Gift to Minors - For residents of many states, shares may be held in the name of a custodian for the benefit of a minor under the Uniform Transfer to Minors Act. For residents in other states, shares may be held in a similar type of ownership under the Uniform Gift to Minors Act of the individual states. For either type of ownership, the minor is the actual owner of the shares with the adult custodian being responsible for the investment until the child reaches legal age. On the first line, print the first name, middle initial and last name of the custodian, with the abbreviation "CUST" and "Unif Tran Min Act" or "Unif Gift Min Act" after the name. Print the first name, middle initial and last name of the minor on the second "NAME" line. Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, shares held by John Doe as custodian for Susan Doe under the Ohio Transfer to Minors Act will be abbreviated John Doe, CUST Susan Doe Unif Tran Min Act OH. Use the minor's Social Security Number. Only one custodian and one minor may be designated.

Corporation/Partnership - Corporation/Partnerships may purchase shares. Please provide the Corporation/Partnership's legal name and Tax I.D.

Fiduciary/Trust - Generally, fiduciary relationships (such as trusts, estates, guardianships, etc.) are established under a form of trust agreement or pursuant to a court order. Without a legal document establishing a fiduciary relationship, your shares may not be registered in a fiduciary capacity.

Instructions: On the first "NAME" line, print the first name, middle initial and last name of the fiduciary if the fiduciary is an individual. If the fiduciary is a corporation, list the corporate title on the first "NAME" line. Following the name, print the fiduciary "title" such as trustee, executor, personal representative, etc. On the second "NAME" line, print either the name of the maker, donor or testator OR the name of the beneficiary. Following the name, indicate the type of legal document establishing the fiduciary relationship (agreement, court order, etc.). In the blank after "Under Agreement Dated", fill in the date of the document governing the relationship. The date of the document need not be provided for a trust created by a will. An example of fiduciary ownership of stock in the case of a trust is: John D. Smith, Trustee for Thomas
A. Smith Trust Under Agreement Dated 06/09/87.


Item Instruction
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Items 1 and 2 - Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $6.00 per share. The minimum purchase is 200 shares. The maximum amount any person may purchase is 5% of the total number of shares sold in the Offering. Annapolis National reserves the right to waive these limits without notice to any subscriber and to reject in whole or in part any order received in the Offering.

Item 3 - Payment for shares may be made by check, bank draft or money order made payable to "FMB Trust Company, National Association, as Escrow Agent for Annapolis National Bancorp, Inc." DO NOT MAIL CASH. If the Company does not sell the minimum number of shares, the Offering is not completed by September 19, 1997 (unless extended by the Company) or the Offering is otherwise terminated by the Company, all subscription funds will be refunded in full with interest at an annual rate of 3%.

Item 4 - To pay by withdrawal from a savings account or certificate of deposit at Annapolis National Bank, insert the account number(s) and the amount(s) you wish to withdraw from each account. If more than one signature is required to withdraw, each must sign in the Signature box on the front of this form. To withdraw from an account with checking privileges, please write a check. No early withdrawal penalty will be charged on funds used to purchase shares. A hold will be placed on the account(s) for the amount(s) you show. Payments will remain in certificate account(s) until the Offering closes and will continue to earn interest at the account rate until then. If a partial withdrawal reduces the balance of a certificate account to less than the applicable minimum, the remaining balance will thereafter earn interest at Annapolis National Bank's passbook rate.

Item 5 - Please check this box if you are a director, officer or employee of Annapolis National Bank or a member of such person's immediate family.

Item 6 - If purchasing through a broker/dealer please list the name, address and phone number in this box.

Item 7 - The stock transfer industry has developed a uniform system of shareholder registrations that we will use in the issuance of Annapolis National Bancorp common stock. Print the name(s) in which you want the shares registered and the mailing address of the registration. Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.", "Mr.", "Dr.", "special account", etc. Subscription rights are not transferable. If you are a qualified shareholder, to protect your priority over other purchasers as described in the Prospectus, you must take ownership in at least one of the account holder's names.

Enter the Social Security or Tax I.D. number of one registered owner. This registered owner must be listed on the first "NAME" line. Be sure to include your telephone number because we will need to contact you if we cannot execute your order as given. Review the Stock Ownership Guide and refer to the instructions for Uniform Gift to Minors/Uniform Transfer to Minors and Fiduciaries.